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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported) :
                                 August 1, 2001
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                            Lucent Technologies Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                1-11639                                  22-3408857
      ------------------------                 ---------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey                            07974
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(Address of principal executive offices)                              (Zip Code)

                                 (908) 582-8500
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                         (Registrant's Telephone Number)


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Item 9. Regulation FD Disclosure.

        On August 2, 2001, the Registrant included in its final private offering document for convertible preferred stock announced July 31, 2001 the information set forth under "Recent Developments" attached hereto as Exhibit 99.1.






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Exhibit 99.1                Recent Developments









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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            LUCENT TECHNOLOGIES INC.



Date: August 2, 2001                By: /s/ Mark R. White
                                    Name:   Mark R. White
                                    Title:  Senior Vice President and
                                            Controller
                                            (Principal Accounting Officer)